Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

Our income tax provision represents federal, state, and international taxes on our income recognized for financial statement purposes, which includes the effect of temporary differences between financial statement income and income recognized for tax return purposes. Our income tax provision is negatively affected by the need for a valuation allowance against our deferred tax assets. We record a valuation allowance to reduce our deferred tax asset when it is more likely than not that all or a portion of the deferred tax asset will not be realized. In determining the requirement for a valuation allowance, we assess the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize our deferred tax assets not already identified as requiring a valuation allowance. As of September 30, 2018, and December 31, 2017, we continued to record a full valuation allowance against our domestic deferred tax assets that are not offset by the reversal of deferred tax liabilities. In the future, if it is determined that we no longer have a requirement to record a valuation allowance against all or a portion of our deferred tax assets, the release of the valuation allowance would have a positive impact on our income tax provision.

On December 22, 2017, the Tax Cut and Jobs Act legislation (the “Tax Act”) was signed into law. The Tax Act made broad and complex changes to the U.S. tax code including: (a) lower U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018, (b) accelerated expensing of qualified capital investments for a specific period, and (c) a transition from a worldwide tax system to a territorial tax system. The reduction in the U.S. statutory tax rate from 35% to 21% results in the reduction of the overall U.S. statutory tax rate, including state and local taxes, from 39.0% to 25.9%.

ASC 740, Income Taxes, requires a company to record the effects of a tax law change in the period of enactment; however, shortly after enactment of the Tax Act, the SEC staff issued Staff Accounting Bulletin (“SAB”) 118, which allows a company to record a provisional amount when it does not have the necessary information available to complete its accounting for the change in the tax law. The FASB subsequently issued ASU No. 2018-05 to codify SAB 118 by amending ASC 740. ASU No. 2018-05 continues to allow a company to record a provisional amount when it does not have the necessary information available, prepared, or analyzed in reasonable detail to complete its accounting for the change in the tax law. The measurement period ends when the company has obtained, prepared, and analyzed the information necessary to finalize its accounting, but cannot extend beyond one year.

We recorded income tax expense of $5.8 during the nine months ended September 30, 2018. Included in this amount are the estimated impacts of requiring a current inclusion in U.S. federal income of certain earnings of controlled foreign corporations, allowing a domestic corporation an immediate deduction in the U.S. taxable income for a portion of its foreign-derived intangible income, and the base erosion anti-abuse tax.

In January and April of 2018, the Internal Revenue Service (the “IRS”) issued guidance that provides additional clarification on certain aspects of the transition tax calculation. For the quarter ended September 30, 2018, the application of the additional IRS guidance resulted in a $16.2 million increase in includible untaxed foreign earnings, which resulted in a $5.7 million increase in tax expense. This increase was offset by the tax benefit of the utilization of $16.2 million of net operating loss carryover. The overall impact to tax expense in the quarter ended September 30, 2018, was zero.

The total amount of unrecognized tax benefits as of September 30, 2018, and December 31, 2017, were $1.3, including $0.2 of accrued interest, and $1.5, including $0.4 of accrued interest, respectively. Of the total amount of unrecognized tax benefits as of September 30, 2018, $1.3 represents the amount that, if recognized, would favorably impact our effective income tax rate. It is reasonable to expect that the amount of unrecognized tax benefits will change in the next twelve months; however, we do not expect the change to have a significant impact on our results of operations or financial condition.

We file income tax returns in the U.S. federal jurisdiction, various states, and foreign jurisdictions. With a few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2014.

15. Income Taxes

	Year Ended December 31,
	2017	2016	2015
Components of Earnings and Taxes from Operations
(Loss) Income Before Income Taxes:
U.S.	$(83.4)	$(163.4)	$(147.3)
International	29.3	64.8	43.2

Total	$(54.1)	$(98.6)	$(104.1)

Income Tax Expense (Benefit):
Current:
U.S.	$(0.3)	$(0.4)	$(0.2)
State and local	0.1	0.2	0.1
International	12.9	15.2	15.1

Total current income tax expense	12.7	15.0	15.0
Deferred:
U.S.	(60.3)	(15.7)	(10.4)
State and local	0.8	(0.1)	(1.8)
International	(2.8)	7.5	1.5

Total deferred income tax (benefit) expense	(62.3)	(8.3)	(10.7)

Total income tax (benefit) expense	$(49.6)	$6.7	$4.3

	Year Ended December 31,
	2017	2016	2015
Effective Rate Reconciliation
U.S. statutory rate	(35.0)%	(35.0)%	(35.0)%
Change in valuation allowance	(116.9)	(5.4)	14.9
State income taxes, net of federal benefit	(5.2)	(1.2)	(0.7)
Share-based compensation	8.3	2.6	2.7
International tax rate differential	(6.7)	(6.4)	(5.5)
Foreign dividend income	48.1	1.0	12.4
Unremitted foreign earnings	(35.6)	22.0	—
Foreign capital gain income	—	—	3.6
Reserve for tax contingencies	—	(0.2)	0.1
Expiration of un-utilized tax credits	1.5	—	10.4
Unrealized gain on investments	—	30.7	—
Change in tax rate	52.4	—	—
Other	(2.6)	(1.5)	1.2

Income tax provision	(91.7)%	6.6%	4.1%

On December 22, 2017, the Tax Cut and Jobs Act legislation (the “Tax Act”) was enacted. The Tax Act amends the Internal Revenue Code to reduce tax rates and modify policies, credits, and deductions for businesses. ASC 740, “Accounting for Income Taxes,” requires a company to record the effects of a tax law change in the period of enactment; however, shortly after the enactment of the Tax Act, the U.S. Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) 118, which allows a company to record a provisional amount when it does not have the necessary information available, prepared, or analyzed in reasonable detail to complete its accounting for the change in the tax law. The measurement period ends when the company has obtained, prepared and analyzed the information necessary to finalize its accounting, but cannot extend beyond one year. We continue to gather information related to estimates surrounding the re-measurement of deferred tax assets and to unrepatriated earnings from foreign subsidiaries to more precisely compute the re-measurement of deferred taxes and the impact of the transition tax. We have made a reasonable estimate of the impact of the Tax Act on the consolidated financial statements for the period ended December 31, 2017, and have recorded a tax benefit of $59.4.

The Tax Act provides for a reduction in the U.S. corporate tax rate from 35% to 21%. We have re-valued our deferred tax assets and liabilities to reflect the tax rate reduction resulting in a decrease of the net deferred tax asset and the recognition of a tax expense of $28.0. We also re-valued the valuation allowance required to be carried against the net deferred tax asset resulting in the recognition of a tax benefit of $54.4.

The Tax Act provides for a transition of the U.S. tax system from a worldwide system to a territorial system. A current year transition tax is imposed on a taxpayer’s untaxed foreign earnings. We have includible untaxed foreign earnings of $74.3 resulting in a tax expense of $26.0. We have used our current year net operating loss to offset the includible foreign earnings resulting in a tax benefit of $26.0. Furthermore, we had previously recorded a deferred tax liability on a portion of our untaxed foreign earnings. Since all previously untaxed foreign earnings have now been included in U.S. taxable income, the deferred tax liability has been released resulting in a tax benefit of $20.9. We have also re-evaluated the need for a valuation allowance after considering the change in the deferred tax liability resulting in an increase of the valuation allowance and a tax expense of $20.9.

The Tax Act changes the current 20-year carryover period for a net operating loss (“NOL”) to an indefinite carryover period for NOL’s incurred after December 31, 2017. This change impacts our evaluation of the requirement for a valuation allowance resulting in a decrease in the required valuation allowance and a tax benefit of $33.0.

	December 31,
	2017	2016
Tax Effect of Items That Comprise a Significant Portion of the Net Deferred Tax Asset and Deferred Tax Liability
Deferred Tax Asset:
Employment related accruals	$51.0	$89.7
Foreign tax credit carryover and other credit carryovers	0.2	1.1
Net operating loss carryforwards	100.3	133.1

Total gross deferred tax asset	151.5	223.9
Valuation allowance	(90.7)	(159.9)

Total deferred tax asset	$60.8	$64.0

Deferred Tax Liability:
Intangibles	$(65.7)	$(101.7)
Unremitted foreign earnings	—	(20.9)
Unrealized gain on investment	(22.2)	(33.5)
Other	(5.0)	(5.5)

Total deferred tax liability	(92.9)	(161.6)

Net deferred tax liability	$(32.1)	$(97.6)

	December 31,
	2017	2016
Net Deferred Tax by Geography
U.S.	$(18.4)	$(78.0)
International	(13.7)	(19.6)

Total	$(32.1)	$(97.6)

As of December 31, 2017, we had federal, state and foreign net operating loss carryovers which will reduce future taxable income when utilized. Approximately $70.5 in net federal tax benefit is available from the loss carryovers and an additional $0.3 is available in federal tax credit carryovers. The state loss carryovers will result in state tax benefit of approximately $29.7. A small portion of the federal net operating loss tax benefit, $1.0, will expire in 2021 and the remaining amount will begin to expire in 2029 and state net operating loss carryovers will begin to expire in 2018. The federal credit carryovers are composed of foreign tax credits which will begin to expire in 2018, research credits which will begin to expire in 2027, and alternative minimum tax credits which have no expiration date.

As of December 31, 2017, including consideration of the impact of the Tax Act, we carried a full valuation allowance against our domestic net deferred tax asset (“DTA”) position after excluding a portion of the deferred tax liability for long-lived, non-amortizable taxable temporary differences. We periodically re-assess the likelihood that DTA reported in the accompanying consolidated financial statements will be recovered from future taxable income.

Because we continue to be in a net DTA position, after excluding a portion of the deferred tax liability for long-lived, non-amortizable taxable temporary differences, as of December 31, 2017, our position that it is still more likely than not that the tax benefit associated with a portion of the DTA will not be realized has not changed. We assessed the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing net DTAs not already identified as requiring a valuation allowance. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2017. Such objective evidence limits the ability to consider other subjective evidence such as our projections for future growth. As of December 31, 2017, we had a total valuation allowance of $90.7. The amount of the DTA considered realizable could be adjusted in the future if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

We file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With a few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2013.

The following table summarizes the activity for unrecognized tax benefits:

	Year Ended December 31,
	2017	2016
Federal, State and Foreign Tax
Beginning unrecognized tax balance	$1.4	$1.7
Increase prior period positions	0.2	0.1
Increase current period positions	0.1	0.2
Decrease prior period positions	—	(0.3)
Decrease current period positions	—	(0.1)
Statutes expiring	(0.2)	(0.2)

Ending unrecognized tax benefits	$1.5	$1.4

The total amount of unrecognized tax benefits as of December 31, 2017, was $1.5 including $0.4 of accrued interest and penalty. Of the total amount of unrecognized tax benefits, $1.5 represents the amount that, if recognized, would impact our effective income tax rate as of December 31, 2017. It is expected that the amount of unrecognized tax benefits will change in the next 12 months; however, we cannot reasonably estimate the amount of the change. We do not expect the change to have a significant impact on our results of operations or financial condition.

We consider a portion of the unremitted earnings from international subsidiaries to be indefinitely reinvested; the transition tax imposed by the Tax Act has not changed our position on such earnings. While we were able to make a reasonable estimate of the impact of the Tax Act on the U.S. taxation of such earnings, our estimate may be affected by additional guidance released in the future. In addition, the repatriation of our overseas earnings could result in non-U.S. income taxes, such as withholding taxes. We consider $234.5 of our overseas earnings to be indefinitely reinvested as of December 31, 2017. Because of the multiple avenues in which the foreign earnings could be repatriated to minimize the tax cost, and because a large portion of these earnings are not liquid, it is not practical to determine the tax liability that would be payable if such earnings were not indefinitely reinvested. A portion of our unremitted earnings from international subsidiaries is not considered indefinitely reinvested, and we have provided a deferred tax liability of $5.1 as of December 31, 2017 for the expected tax cost of repatriating such earnings.